J.P. Morgan Funds
Supplement dated February 3, 2000, to the following Prospectus:

J.P. Morgan U.S. Equity Funds, dated October 1, 1999

     The second paragraph under the heading "Portfolio Management" on page 6 with respect to J.P. Morgan U.S. Small Company Fund is hereby replaced with the following:

         The portfolio management team is led by Marian U. Pardo, managing director, and Alexandra F. Wells, vice president. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Wells joined the team in March 1998 and has been with J.P. Morgan since 1992. Prior to managing the fund, Ms. Wells managed large cap equity portfolios, and prior to that served as an equity research analyst.

The second paragraph under the heading "Portfolio Management" on page 8 with respect to J.P. Morgan U.S. Small Company Opportunities Fund is hereby replaced with the following:

         The portfolio management team is led by Marian U. Pardo, managing director, Saira Malik, vice president, and Carolyn Jones, associate. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Malik has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Jones has been with J.P. Morgan since July 1998. Prior to managing this fund, Ms. Jones served as a portfolio manager in J.P Morgan's private banking group and as a product specialist at Merrill Lynch Asset Management.